UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 1, 2021

KINGSTONE COMPANIES, INC.
(Exact Name of Registrant as Specified in Its Charter)

000-01665
(Commission File Number)

Delaware	36-2476480
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

15 Joys Lane
Kingston, New York 12401
(Address of principal executive offices, including zip code)

(845) 802-7900
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	KINS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Result of Operations and Financial Condition.

On February 1, 2021, Kingstone Companies, Inc. (the “Company”) issued a press release announcing estimated net pre-tax catastrophe losses for the fourth quarter of 2020.  The press release also announced that the Company’s Board of Directors has declared a $0.04 per share quarterly dividend payable on March 15, 2021 to stockholders of record at the close of business on February 26, 2021.  A copy of the press release is furnished as Exhibit 99.1 hereto.

The information furnished with this Item 2.02, including Exhibit 99.1, with regard to catastrophe losses shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On February 1, 2021, the Company issued a press release announcing that Scott Van Pelt will be joining the Company’s management team as its Chief Financial Officer.  A copy of the press release is furnished as Exhibit 99.2 hereto.

Mr. Van Pelt, age 55, has over 30 years of experience in the insurance industry.  He previously served as Chief Financial Officer at CHW Group, Citi Reinsurance and Star & Shield Insurance.

Mr. Van Pelt will be entitled to receive an annual salary of $280,000.  The Company also granted to Mr. Van Pelt 7,133 shares of common stock of the Company pursuant to the Company’s Amended and Restated 2014 Equity Participation Plan, which shares vest in three annual installments.

Item 7.01	Regulation FD Disclosure.

See Items 2.02 and 5.02 above.  Copies of the press releases are furnished as Exhibits 99.1 and 99.2 hereto (collectively, the “Press Releases”).

The information in the Press Releases is being furnished, not filed, pursuant to this Item 7.01. Accordingly, the information in the Press Releases will not be incorporated by reference into any registration statement filed by the Company under the Securities Act unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this Current Report on Form 8-K with respect to the Press Releases is not intended to, and does not, constitute a determination or admission by the Company that the information in this Report with respect to the Press Releases is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release, dated February 1, 2021, issued by Kingston Companies, Inc. with respect to catastrophe losses and dividend declaration.

99.2	Press release, dated February 1, 2021, issued by Kingstone Companies, Inc. with respect to Scott Van Pelt.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINGSTONE COMPANIES, INC.

Dated: February 1, 2021	By:	/s/ Barry B. Goldstein
Barry B. Goldstein
President and CEO